SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant                     ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only

(as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

Definitive additional materials

Soliciting material pursuant to Rule 14a-12

Virtus Variable Insurance Trust

Registration Nos. 811-04642 and 033-05033

(Name of Registrant as Specified in Its Charter/Declaration of Trust)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement no.:
(3)	Filing Party:
(4)	Date Filed:

VIRTUS VARIABLE INSURANCE TRUST

100 Pearl Street

Hartford, CT 06103

_____________, 2015

Dear Contract Owner:

You are an owner of a variable annuity contract or variable life insurance policy (each one a “Contract” and together “Contracts”) issued by a separate account (each one a “Separate Account” and together “Separate Accounts”) of one of a number of participating insurance companies (each an “Insurance Company” and, collectively, the “Insurance Companies”). Shares of one or more series of Virtus Variable Insurance Trust (the “Trust”) have been purchased at your direction by an Insurance Company through one or more of the Separate Accounts to support contract values or fund benefits payable under your Contract. The Insurance Company (through its Separate Accounts through which your Contract was issued) is the record owner of shares of the series held in connection with your Contract, including shares of Virtus International Series (the “Series”).

As record owner of the Series’ shares, the Insurance Companies have been asked by the Trust’s Board of Trustees to approve a proposal for Virtus Investment Advisers, Inc. to enter into a subadvisory agreement on behalf of the Series with Euclid Advisors LLC. In this regard, and as is more fully explained in the attached proxy statement, the Trust is holding a meeting of its shareholders to consider approval of the proposal. As you may know, your Contract gives you the right to instruct the Insurance Company on how to vote the shares of the Series that are attributable to your Contract at any meeting of the Series’ shareholders at which shareholders are being asked to vote. We are writing to you to ask that you instruct us, either by telephone, internet or mail, in order that we may vote on your behalf at the meeting of shareholders of the Series. After you have given us instructions, you have the right to revoke those instructions prior to or at the meeting of shareholders.

I encourage you to take the time to read the enclosed proxy statement and cast your ballot for a special meeting of shareholders of the Series to be held on October 28, 2015. Your vote is vital to the outcome of the proposal that is being presented by the Board of Trustees of the Trust.

Proposal details are included in the enclosed Proxy Statement, which also provides answers to questions about the proposal, the voting process and the shareholder meeting.

The Board of Trustees of the Trust has carefully assessed the proposal, and unanimously recommends that shareholders vote FOR the proposal. To confirm the Board of Trustees’ recommendations, please vote FOR the proposal on the enclosed voting instruction form.

Your vote is important. Please take a moment after reviewing the enclosed materials to provide us with your voting instructions. Please follow the steps on the enclosed voting instruction form(s) to instruct us by internet or telephone, or by signing and returning the voting instruction form(s) in the enclosed postage pre-paid envelope. To request more information, please call us at the telephone number shown below.

If you have any questions, please call (800) 367-5877 between 8:30 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, Friday until 5:00 p.m. Thank you for your continued investment in Virtus Variable Insurance Trust.

Sincerely,

George R. Aylward

President

VIRTUS INTERNATIONAL SERIES

A SERIES OF VIRTUS VARIABLE INSURANCE TRUST

100 Pearl Street

Hartford, CT 06103

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on October 28, 2015

To owners of variable annuity contracts or variable life insurance policies (each one a “Contract” and together, “Contracts”) issued by participating insurance companies (each an “Insurance Company” and, collectively, the “Insurance Companies”) entitled to give voting instructions in connection with a separate account of an Insurance Company.

NOTICE IS HEREBY GIVEN THAT a special meeting of the Shareholders of the Virtus International Series (the “Series”) of Virtus Variable Insurance Trust (the “Trust”), a Delaware statutory trust, will be held at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103, on October 28, 2015 at 2 p.m. Eastern Time and any adjournments thereof (the “Meeting”) for the following purpose:

1.	To approve a Subadvisory Agreement between Virtus Investment Advisers, Inc. and Euclid Advisors LLC.

2.	To transact any other business as may properly come before the Meeting or any adjournment(s) thereof.

The Trust’s Board of Trustees recommends that shareholders of the Series vote to approve the proposal.

Certain separate accounts (each one a “Separate Account” and together “Separate Accounts”) of the Insurance Companies supporting Contracts issued by the Insurance Companies are the only shareholders of the Series. However, each Insurance Company hereby solicits, and agrees to vote the shares of the Series at the Meeting in accordance with, timely instructions received from Contract Owners having contract values allocated to a Separate Account invested in such shares. Each Insurance Company will vote all of its shares of the Series held by a Separate Account in the same proportion (for, against or abstain) as those shares held by the Separate Account for which the Insurance Company receives timely instructions from persons entitled to give voting instructions. This may result in a relatively small number of Contract Owners determining the vote with respect to the proposal.

The Board of Trustees has fixed the close of business on September 8, 2015 as the Record Date for determination of shareholders entitled to notice of and to vote at the Meeting. As a Contract Owner of record at the close of business on the Record Date, you have the right to instruct the Insurance Company as to the manner in which shares of the

Series attributable to your Contract should be voted. To assist you in giving your instructions, a voting instruction form is enclosed. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted upon at the Meeting or any adjournment(s) thereof.

By order of the Board of Trustees

Jennifer S. Fromm

Secretary

Virtus Variable Insurance Trust

___________, 2015

Shareholders who do not expect to attend the special meeting are requested to vote by telephone or by the internet, or complete, sign, date and return the accompanying voting instruction form in the enclosed envelope, which needs no postage if mailed in the United States. Instructions for the proper execution of the voting instruction form are set forth immediately following this notice or, with respect to telephone or internet voting, on the voting instruction form. It is important that the voting instruction form be returned promptly. After you have given us instructions, you have the right to revoke those instructions prior to or at the meeting of shareholders.

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION FORMS

The following general rules for signing voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instruction form properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction form.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction form.

3.	All Other Accounts: The capacity of the individual signing the voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr.,
Executor

VIRTUS INTERNATIONAL SERIES

A SERIES OF VIRTUS VARIABLE INSURANCE TRUST

100 Pearl Street

Hartford, CT 06103

(800) 367-5877

SPECIAL MEETING OF SHAREHOLDERS

To be held on October 28, 2015

PROXY STATEMENT

This Proxy Statement (the “Proxy Statement”) is being furnished on behalf of the Board of Trustees (the “Board” or “Trustees”) of Virtus Variable Insurance Trust (the “Trust”) by the participating insurance companies (each an “Insurance Company” and, collectively, the “Insurance Companies”) to owners (each one a “Contract Owner” and together, “Contract Owners”) of certain variable annuity contracts and variable life insurance policies (each one a “Contract” and together “Contracts”) issued by the Insurance Companies and having contract values on the record date allocated to separate accounts (each one a “Separate Account” and together the “Separate Accounts”) of the Insurance Companies invested in shares of Virtus International Series (the “Series”), an investment portfolio of the Trust.

As a Contract Owner, your Contract gives you the right to instruct the Insurance Company on how to vote the shares of the Series that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of a Series, you have this right because some or all of your Contract value is invested, as provided by your Contract, in the Series. For simplicity, in this Proxy Statement:

•	“Record Holder” of the Series refers to each Insurance Company which holds Series’ shares of record;

•	“shares” refers generally to your shares of beneficial interest in the Series; and

•	“shareholder” or “Contract Owner” refers to you.

This Proxy Statement is being furnished in connection with the solicitation of voting instructions from Contract Owners for use at a special meeting of shareholders of the Trust and the Series (the “Meeting”). The Meeting is to be held on October 28, 2015 at 2 p.m. Eastern time, at the offices of Virtus Investment Partners, Inc. at 100 Pearl Street, Hartford, Connecticut 06103, for the purpose set forth below and in the accompanying Notice of Special Meeting. This Proxy Statement and its enclosures are being mailed to shareholders of the Series beginning on or about September 28, 2015, or as soon as practicable thereafter. Shareholders of record at the close of business on September 8, 2015 (the “Record Date”) are entitled to vote on the proposals, as set forth below.

At the Meeting, shareholders will be asked:

1.	To approve a Subadvisory Agreement between Virtus Investment Advisers, Inc. and Euclid Advisors LLC.

2.	To transact any other business as may properly come before the Meeting or any adjournment(s) thereof.

Certain Insurance Company Separate Accounts are the only holders of shares of the Series. However, each Insurance Company has agreed to vote the shares of the Series at the Meeting in accordance with the timely instructions received from the owners of Contracts issued by such Insurance Company having contract values allocated to its Separate Accounts and invested in such Series shares on the record date. Each Insurance Company will vote all of its shares of the Series held by a Separate Account in the same proportion (for, against or abstain) as those shares of the Separate Account for which the Insurance Company receives timely instructions from persons entitled to give voting instructions.

The Trust is registered with the Securities and Exchange Commission (the “Commission”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). It was formed on February 18, 1986 as a Massachusetts business trust and commenced operations on December 5, 1986, and was reorganized as a Delaware statutory trust on February 14, 2011. The Trust currently issues nine series of shares, each series representing a fractional undivided interest in a particular investment portfolio and having a different investment objective and different investment policies. The proposal in this Proxy Statement applies to shareholders of Virtus International Series.

Virtus Investment Advisers, Inc. (“VIA” or the “Adviser”) currently serves as the investment adviser to the Series. VIA is a wholly-owned subsidiary of Virtus Partners, Inc., which is a wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). VP Distributors, LLC (“VPD”), another wholly-owned indirect subsidiary of Virtus, serves as principal underwriter of shares of the Series. Virtus Fund Services, LLC (“Virtus Fund Services”), another wholly-owned indirect subsidiary of Virtus, serves as the administrative agent for the Trust. The principal office of each of these entities is located at 100 Pearl Street, Hartford, Connecticut 06103.

A copy of the Series’ most recent annual and/or semi-annual reports is available free of charge via the Internet at www.virtus.com or by calling 800-367-5877. A copy of this proxy statement is also available via the Internet at the Internet address provided on the voting instruction card.

General Voting Information

This Proxy Statement is being furnished to Contract Owners on behalf of the Board in connection with the solicitation by the Trust of voting instructions from Contract Owners indirectly invested in the Series in connection with a meeting of the Series’ shareholders to be held on October 28, 2015. The Board has called the Meeting to consider the matter indicated on the cover page of this Proxy Statement. The Separate Accounts are the only holders of Series shares. Each Insurance Company will vote the Series shares at the Meeting in accordance with the instructions timely received from persons entitled to give voting instructions under Contracts funded through the Separate Account. Contract Owners have the right to instruct the Insurance

2

Companies as to the number of shares (and fractional shares) that have an aggregate value on the record date equal to the contract value on the record date under that Contract allocated to the subaccount of each Separate Account holding the shares of the Series. Each Insurance Company will vote all of the shares of the Series held by a Separate Account in the same proportion (for, against or abstain) as those shares held by the Separate Account for which the Insurance Company receives timely instructions from persons entitled to give voting instructions. In other words, the Insurance Companies will vote shares attributable to Contracts as to which no voting instructions are received in the same proportion as those for which instructions are received. This may result in a relatively small number of Contract Owners determining the vote with respect to a proposal.

If a properly executed voting instruction form is received that does not specify a choice, the Insurance Company will consider its timely receipt as an instruction to vote in favor of the relevant proposal. In certain circumstances, an Insurance Company has the right to disregard voting instructions from certain Contract Owners. The Trust does not believe that these circumstances exist with respect to matters currently before Series shareholders.

Contract Owners may revoke previously submitted voting instructions given to an Insurance Company at any time prior to the Meeting by mailing a notice of revocation to the Secretary at the principal office of the Trust, by executing a superseding voting instructions form by mail, telephone or through the Internet, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares and giving oral notice of revocation to the Chair of the Meeting. For any Contract Owner who desires to execute a superseding voting instructions form by mail, the Secretary of the Trust will send the Contract Owner a new voting instruction form, upon request.

The Board has fixed September 8, 2015 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the record date, the following shares and classes of the Series were outstanding and entitled to vote: Class A — 14,742,963.589 and Class I — 5,974.463.

The Trustees and current executive officers of the Trust beneficially own, directly or indirectly, less than 1% of the shares of any Series. To the best knowledge of the Trust and the Board, there are no Contract Owners, as of the record date, who have the right to instruct an Insurance Company as to 5% or more of the Series’ shares.

To be counted, the Insurance Companies must receive a Contract Owner’s voting instructions either by telephone or through the internet or via a properly executed voting instruction form mailed to the Proxy Tabulator, Computershare, by 5:00 p.m. Eastern time on October 27, 2015 or by attendance at the Meeting.

Each share of beneficial interest of the Series is entitled to one vote. Fractional shares are entitled to a proportionate fractional vote, which will be counted. A Contract Owner has the right to instruct the Insurance Company on how to vote the shares of the Series that are attributable to his or her Contract at the Meeting as to each proposal. The presence in person or by proxy of thirty-three and one-third percent (33⅓%) of the outstanding shares of the Series entitled to vote will constitute a quorum for the transaction of business at the Meeting. Approval of the proposal

3

requires approval by a majority of the outstanding shares of the Series at the close of business on the record date. Approval by a majority of the Series’ outstanding shares is defined by the 1940 Act, as the lesser of (i) 67% or more of the voting securities of the Series present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Series are present in person or by proxy at the Meeting or (ii) more than 50% of the outstanding voting securities of the Series. Because “affirmative” votes are necessary to approve the proposal, a voting instruction to “abstain” on a proposal has the same effect as an instruction to vote “against” the proposal. There are expected to be no broker non-votes for the proposal since the Insurance Companies know the identity of the Contract Owners. Record Holders present at the Meeting may adjourn the meeting for various reasons including the following: (1) insufficient votes are cast in favor of a proposal to approve the proposal, or (2) the Insurance Companies receive voting instructions from so few Contract Owners that they cannot in good faith vote shares for which instructions are not received in proportion to those for which instructions are received. Neither the Commission nor Virtus requires any specific minimum percentage of Contract Owners to vote in order for an Insurance Company to vote shares for which voting instructions are not received. Virtus seeks to obtain a reasonable level of turnout given the particular circumstances, which circumstances may include the proportion of voting instructions actually received voting “for” the proposal. Adjourned meetings may be held within a reasonable time after the date originally set for the Meeting without further notice to shareholders or Contract Owners. Persons named as proxies may propose adjournment of the Meeting in order to solicit additional votes for any of the proposals to be voted on at the Meeting, and adjournment of the Meeting requires a simple majority of the votes cast. Therefore, the Insurance Companies will vote: (1) shares represented by instructions to vote in favor of the proposal, in favor of adjournment, (2) shares represented by instructions to vote against the proposal, against an adjournment, and (3) remaining shares, in favor or against adjournment in proportion to the shares voted pursuant to instructions.

The Series will bear all of the expenses of soliciting voting instructions. The solicitation of instructions will be made primarily by mail but may include telephone, electronic or oral communications by employees of Virtus or its affiliates. This Proxy Statement and voting instruction form(s) were first mailed to Contract Owners on or about September 28, 2015.

BOARD OF TRUSTEES RECOMMENDATION

The Board of Trustees met on September 3, 2015 to discuss the proposal contained in this Proxy Statement. The Board, including those Trustees who are not considered to be “interested persons” (as defined in the 1940 Act), voted unanimously to approve the proposal. The Board recommends that you vote “FOR” the proposal contained in this Proxy Statement.

4

PROPOSAL 1:  APPROVAL OF THE SUBADVISORY AGREEMENT

WITH EUCLID ADVISORS LLC

I.	Introduction

Virtus Investment Advisers, Inc. (the “Adviser” or “VIA”) serves as investment adviser to the Series, pursuant to an investment advisory agreement between VIA and the Trust with respect to the Series, as last amended on January 1, 2014.  The Board, including a majority of the Trustees who are not considered to be “interested persons” (as defined in the 1940 Act)(the “Independent Trustees”), last renewed the investment advisory agreement (the “Advisory Agreement”) between VIA and the Trust with respect to the Series at a meeting held on November 17-18, 2014.  Aberdeen Asset Management, Inc. (“Aberdeen”) was appointed as investment subadviser to the Series, pursuant to a subadvisory agreement dated November 5, 2010, between VIA and Aberdeen (the “Previous Subadvisory Agreement”).

In the role of Adviser to the Series, VIA is responsible for, among other activities, (i) setting the Series’ overall investment strategies and monitoring and evaluating investment programs and results, including performance; (ii) reviewing the Series’ compliance with investment objectives, policies, restrictions; (iii) assisting with liquidity determinations and valuation of securities; and (iv) recommending to the Board whether subadvisory agreements should be renewed, modified, or terminated.  With respect to its investment performance, the Adviser noted that the Series has underperformed its benchmark and peer group for an extended period and has been unable to explain the underperformance.  The Adviser also noted concerns about the potentially diminished significance of the Series’ mandate to Aberdeen, noting that it advises and distributes similar products to the Series, which could affect the long-term viability of the Series.  As a result, the Adviser recommended to the Board of Trustees of the Trust that the Series would benefit from replacement of Aberdeen with Euclid Advisors LLC (the “Subadviser” or “Euclid”).

At a meeting of the Board of Trustees of the Trust held on September 3, 2015, the Trustees (including the Independent Trustees) approved and recommended for shareholder approval an investment subadvisory agreement between VIA and the Subadviser, with respect to the Series (the “Subadvisory Agreement”).  In connection with the recommendation to appoint the Subadviser pursuant to the Subadvisory Agreement, the Board of Trustees also determined to terminate the Previous Subadvisory Agreement.  If approved by the shareholders, the Subadvisory Agreement will become effective on November 1, 2015, and Aberdeen will be terminated as of November 1, 2015.  As discussed below, the Subadvisory Agreement is similar to the Previous Subadvisory Agreement, except for the subadviser, subadvisory fee, the effective date and term of the Agreement, and certain other immaterial exceptions.  As with the Previous Subadvisory Agreement, the Series does not pay the subadvisory fee under the Subadvisory Agreement.  The Advisory Agreement between the Trust and VIA relating to the Series remains in effect and the fees payable to the Adviser by the Series under the Advisory Agreement will not change.

If the Subadvisory Agreement is approved, the Subadviser will take over management of the Series’ assets using the Subadviser’s International Equity Strategy.  Under the Subadviser’s International Equity Strategy, assets are invested in a portfolio of international stocks using an

5

investment process that is driven by bottom-up fundamental research and informed by macro views.  The strategy is benchmarked to the MSCI EAFE® Index (net) and invests primarily in 30-40 mid- to large-cap stocks.  The portfolio may invest in securities of companies located in countries with emerging securities markets.  More information about the Subadviser’s investment strategy, including a comparison to the strategy used by Aberdeen, is provided below.

II.	The Previous and New Subadvisory Agreements

The Previous Subadvisory Agreement

The Previous Subadvisory Agreement provided that it would remain in effect until December 31, 2011, and would continue in full force and effect for successive periods of one year thereafter only so long as the Board of Trustees, including a majority of the Disinterested Trustees, specifically approved its continuance at least annually.  The most recent such approval was in November of 2014. The Previous Subadvisory Agreement would be subject to termination by VIA or Aberdeen upon 30 days’ written notice and would terminate automatically in the event of its assignment.

The Previous Subadvisory Agreement obligated Aberdeen to: (i) make investment decisions on behalf of the Series; (ii) place all orders for the purchase and sale of investments for the Series with brokers or dealers selected by Aberdeen; (iii) vote all proxies for portfolio securities in accordance with policies and procedures adopted by the Series; and (iv) perform certain limited related administrative functions in connection therewith.

The Previous Subadvisory Agreement also generally provided that, absent willful misconduct, bad faith or gross negligence on the part of Aberdeen, Aberdeen would not be liable for any act or omission in the course of, or connected with, rendering services under the Previous Subadvisory Agreement.

Under the Previous Subadvisory Agreement, the Adviser paid a subadvisory fee to Aberdeen, consisting of a monthly fee computed at the annual rate of 0.25% of the Series’ average daily net assets.  In computing the fee to be paid to Aberdeen, the net asset value of the Series is calculated as set forth in the then current registration statement of the Series.  For the fiscal year ended December 31, 2014, the Adviser paid Aberdeen $753,799 in aggregate subadvisory fees.

The New Subadvisory Agreement

The terms of the new Subadvisory Agreement and the Subadviser’s obligations thereunder are substantially similar to the Previous Subadvisory Agreement, except for the subadviser, the subadvisory fee, the effective date and term of the Agreement, and certain other exceptions.  The Subadvisory Agreement provides that it will remain in effect until December 31, 2016, and thereafter for successive periods of one year only so long as the Board of Trustees, including a majority of the Disinterested Trustees, specifically approves its continuance at least annually.  Like the Previous Subadvisory Agreement, the Subadvisory Agreement would be subject to termination by VIA or the Subadviser upon 30 days’ written notice and would terminate automatically in the event of its assignment and/or in the event of termination of the Series’ Advisory Agreement with VIA.

6

The Subadvisory Agreement would provide that the Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in the performance of its duties or obligations under the Subadvisory Agreement, , except for willful misconduct, bad faith or negligence, or reckless disregard of its obligations and duties under the Subadvisory Agreement, except to the extent otherwise provided by law.

Subadvisory Fee

Under the Subadvisory Agreement, VIA will pay a subadvisory fee to the Subadviser consisting of a monthly fee computed at the rate of 50% of the net advisory fee paid by the Series.  Aberdeen currently receives a monthly fee computed at the annual rate of 0.25% of the Series’ average daily net assets.  The Adviser believes the subadvisory fee to be charged by the Subadviser is reasonable in light of the subadvisory services to be provided to the Series.  The fee shall be prorated for any month during which the Subadvisory Agreement is in effect for only a portion of the month.  In computing the fee to be paid to the Subadviser, the net asset value of the Series shall be calculated as set forth in the then current registration statement of the Series.  Following is a comparison of the aggregate subadvisory fee paid by the Adviser to Aberdeen during the last year with the subadvisory fee that would have been paid if the proposed subadvisory fee to be paid to Euclid had been in effect:

Aggregate Fee paid to Aberdeen last year	Aggregate Fee paid if proposed fee for Euclid had been in effect last year	Percent Difference
$753,799	$991,701	31.56%

As with the Previous Subadvisory Agreement, the Series does not pay the subadvisory fee under the Subadvisory Agreement.  The Advisory Agreement between the Trust and the Adviser relating to the Series remains in effect and the fees payable to the Adviser by the Series under the Advisory Agreement will not change, so there is no increase in the management fees paid by the Series as a result of the subadvisory fees paid under the Subadvisory Agreement.

INFORMATION ABOUT VIA

VIA is located at 100 Pearl Street, Hartford, Connecticut 06103.  VIA is a wholly-owned subsidiary of Virtus Partners, Inc., which is a wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), all of whom are located at 100 Pearl Street, Hartford, Connecticut 06103.  Virtus is an independent, publicly traded financial services company, which, through its affiliates, provides asset management and related services to individuals and institutions.  As of June 30, 2015, Virtus’ affiliated investment advisers had in aggregate approximately $54.8 billion in assets under management.

VP Distributors, LLC (“VP Distributors”), another wholly-owned indirect subsidiary of Virtus, serves as the national distributor of the Trust’s shares.  The Series paid VP Distributors

7

$753,528 during the last fiscal year for performing distribution services for the Series.  The principal office of VP Distributors is located at 100 Pearl Street, Hartford, Connecticut 06103.

Virtus Fund Services, LLC (“Virtus Fund Services”), another wholly-owned indirect subsidiary of Virtus, serves as the administrative agent for the Trust.  The Series paid Virtus Fund Services $301,260 during the last fiscal year for performing these services for the Series.  The principal office of Virtus Fund Services is located at 100 Pearl Street, Hartford, Connecticut 06103.

VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients.  VIA has acted as an investment adviser for over 80 years.  As of June 30, 2015, VIA had approximately $34.1 billion in assets under management.  For the fiscal year ended December 31, 2014, VIA was paid $1,983,402 in net aggregate investment advisory fees for its services with regard to the Series.

VIA currently serves as investment adviser to one fund that is managed similarly to the Series:

Name	Total Assets Under Management (as of June 30, 2015)	Management Fee
Virtus Opportunities Trust – International Equity Fund	$9.08 million	0.85% on first $2 billion, 0.80% on $2+ billion through $4 billion, and 0.75% over $4 billion

VIA has contractually agreed to limit the total operating expenses of the above-named fund (excluding front-end or contingent deferred loads, interest, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, extraordinary expenses, and acquired fund fees and expenses, if any) to 1.50% for its Class A shares, 2.25% for Class C shares and 1.25% for Class I shares.

The following persons serve as the principal executive officers of VIA at the address for VIA listed above and (except for Messrs. Angerthal, Flynn and Fusco) also serve as Officers of the Trust: George R. Aylward, President; Francis G. Waltman, Executive Vice President; Michael A. Angerthal, Executive Vice President and Chief Financial Officer; Mark S. Flynn, Executive Vice President, General Counsel and Assistant Clerk; David Fusco, Vice President and Chief Compliance Officer; and Kevin J. Carr, Senior Vice President and Clerk.

For the year ended December 31, 2014, the Series paid $86,351 in brokerage commissions.  No brokerage commissions were paid by the Series to any affiliated broker of VIA or Euclid.

INFORMATION ABOUT THE SUBADVISER

8

Euclid Advisors LLC is located at 1540 Broadway, New York, NY 10036 and 100 Pearl Street, Hartford, CT 06103.  The Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940, and is a wholly-owned subsidiary of Virtus Partners, Inc., which is a wholly-owned subsidiary of Virtus.  The Subadviser has been an investment adviser since 1997 and provides investment management services to mutual funds, institutional and high net worth investors.  As of June 30, 2015, the Subadviser had approximately $5.4 billion of assets under management.

The following individual will serve as portfolio manager of the Series under the Subadvisory Agreement:

•	Frederick A. Brimberg, Senior Managing Director

Frederick Brimberg serves as Portfolio Manager for certain retail mutual funds.  Mr. Brimberg is also the Subadviser’s international equity portfolio manager.  Prior to joining Virtus in 2012, he was a senior vice president and international equity portfolio manager at Avatar Associates where he started the international equity strategy in 2006.  Earlier, he was vice president and portfolio manager for ING Investment Management with a focus on the international separately managed account product.  Mr. Brimberg earned a B.A. in psychology from Washington & Lee University and an M.B.A. in finance from New York University.  He is a member of the New York Society of Security Analysts and sits on the Bank of New York ADR committee.

The following persons serve as the principal executive officers of the Subadviser at the New York address for the Subadviser listed above (except George R. Aylward, Michael A. Angerthal, Mark S. Flynn and Francis G. Waltman, who serve as the principal executive officers of the Subadviser at the Hartford address for the Subadviser listed above):

Name	Principal Occupation At Euclid Advisors LLC
George R. Aylward	President and Chairman
Michael A. Angerthal	Executive Vice President And Treasurer
Mark S. Flynn	Executive Vice President, General Counsel and Assistant Secretary
Francis G. Waltman	Executive Vice President
Kevin J. Carr	Senior Vice President And Secretary
James R. Sena	Vice President And Chief Compliance Officer

The Subadviser currently serves as investment subadviser to the following registered fund that has a similar investment objective and is managed similarly to the Series:

Name	Total Assets Under Management	Subadvisory Fee

9

(as of June 30, 2015)
Virtus International Equity Fund	$9.08 million	50% of the following net advisory fee: 0.85% on first $2 billion, 0.80% on $2+ billion through $4 billion, and 0.75% over $4 billion

The above named fund operates under a contractual expense limitation arrangement, under which Euclid contributes its proportionate amount of the subadvisory fee for any amount of the advisory fee that is waived by the Adviser.

Basis for the Board’s Recommendation

The Board believes that Series shareholders can benefit from management of the Series’ assets by the Subadviser through the application of its International Equity Strategy.  The Subadviser’s strategy invests in a portfolio of international stocks with an investment process that is driven by bottom-up fundamental research and informed by macro views.  The strategy is benchmarked to the MSCI EAFE Index (net) and invests primarily in 30-40 mid- to large-cap stocks.  The portfolio may invest in securities of companies located in countries with emerging securities markets.

The Board noted that the investment objective of the Series will not change, although the Subadviser will manage the Series using different strategies.  Following is a comparison of the Series’ investment strategies upon the change from Aberdeen to the Subadviser:

Aberdeen	Subadviser

The Series invests in a diversified portfolio of securities of non-U.S. issuers, including companies, governments, governmental agencies and international organizations, which may be denominated in foreign currencies. The Series may invest in any region of the world. Under normal circumstances, the Series will invest at least 80% of its assets in non-U.S. issuers located in no fewer than three countries. From time to time, the Series may have more than 25% of its assets invested in any major industrial or developed country.

The Series will invest primarily in common stocks of established non-U.S. companies, as well as preferred stocks, and depositary receipts, believed to have potential for capital growth, income or both. The Series may invest

Under normal circumstances, the Series invests at least 80% of its assets in equity securities of issuers located outside of the United States. The Series invests primarily in developed countries, but may also invest in issuers located in emerging market countries. The subadviser seeks to diversify its portfolio from a variety of sectors and countries, and typically invests in the securities of medium to large capitalization companies, but is not limited to investing in the securities of companies of any particular size. The Series may use derivatives to hedge against foreign currency exchange rates. The Series will primarily hold securities of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or American Depository Receipts (ADRs). In determining

10

Aberdeen	Subadviser

in any amount for capital growth or for income. In determining whether assets will be invested for capital growth or for income, the subadviser will analyze the international equity and fixed-income markets and assess the degree of risk and level of return that can be expected from each market.

Country and geographic allocations are based on such economic, monetary and political factors as:

• prospects for relative economic growth among countries;

• expected levels of inflation;

• government policies influencing business decisions;

• relative price levels of the various capital markets;

• the outlook for currency relationships; and

• the range of individual investment opportunities available.

The Series’ policy of investing 80% of its assets in non-U.S. issuers located in no fewer than three countries may be changed only upon 60 days’ written notice to shareholders.

The Series intends to invest primarily in established companies in countries with either developed or emerging markets.

As of December 31, 2014, the market capitalization range for the Series’ equity securities was $3.5 billion to $251.1 billion.

Within the designated country allocations, the subadviser uses primary research to select individual securities for investment based on factors such as industry growth, management strength and treatment of minority shareholders, financial soundness, market share, company valuation and earnings strength.

the “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country. The Series’ policy of investing 80% of its assets in foreign equity securities may be changed only upon 60 days’ written notice to shareholders.

The Series seeks to provide investors with access to high-quality international businesses selling at attractive valuations. Ideally these companies are not only growing their earnings but are also creating economic value by maintaining or growing their return on invested capital. The subadviser’s process is driven by bottom-up fundamental research and informed by top-down macro views, with an expectation that a significant proportion of any long-term performance will come from security selection. In evaluating securities for inclusion in the Series, the subadviser applies a cash flow based approach to valuation, as well as additional fundamental research to assess the economic value added, financial strength, franchise quality, and management alignment of individual companies. Top-down macro research is utilized to assess the market environment, and to assist with regional, country, and sector allocations. As part of the macro process, the subadviser takes into account, among other things; monetary policy, political factors, economic growth, and valuation. The subadviser believes this approach produces long-term investment returns characterized by low absolute volatility and downside protection.

In determining which portfolio securities to

11

Aberdeen	Subadviser
sell, the subadviser considers, among other things; whether a security has become fully valued, if there has been a material change in the assessment of the company’s fundamentals or original thesis, the stock is not acting as expected, there is a better alternative available, and/or a portfolio rebalancing.

Under the Subadviser’s management, the principal risks of the Series would change. Preferred Stocks Risk would no longer be a principal risk, and Derivatives Risk and Value Stocks Risk would become principal risks:

Derivatives Risk.  The risk that the Series will incur a loss greater than the Series’ investment in, or will experience greater share price volatility as a result of investing in, a derivative contract. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or to attempt to increase yield.

Value Stocks Risk.  The risk that the Series will underperform when value investing is out of favor or that the Series’ investments will not appreciate in value as anticipated.

In evaluating, approving and recommending to the Series’ shareholders that they approve this proposal, the Board of Trustees requested and evaluated information provided by VIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether entering into the Subadvisory Agreement with the Subadviser would be in the best interests of the Series and its shareholders.  The Board considered all the criteria separately with respect to the Series and its shareholders.  Prior to making its final decision, the Independent Trustees met with their independent counsel to discuss the information provided.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.  In recommending that shareholders approve this proposal, the Trustees considered various factors, including:

•	the nature, extent and quality of the services to be provided by the Subadviser with respect to international equity investments. The Trustees reviewed biographical information for the portfolio manager and other staff who would be providing services under the Subadvisory Agreement and noted their depth of experience;

•	the rate of the investment subadvisory fee that would be paid by VIA (and not the Series) under the Subadvisory Agreement, which, although higher than the fee paid under the Previous Subadvisory Agreement, is reasonable in light of the services to be provided by the Subadviser; and the advisory fee paid by the Series, which would remain unchanged from the fees paid under the Advisory Agreement. The Trustees noted that the Adviser would remain subject to a contractual expense limitation agreement that limits total operating expenses (excluding front-end or contingent

12

deferred sales loads, interest, taxes, leverage expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, extraordinary expenses and acquired fund fees and expenses, if any) of the Series to 1.18% and 0.93%, on an annualized basis, for Class A and Class I shares, respectively, until at least April 30, 2016;

•	the performance results of the Euclid International Composite as managed by the Subadviser in a manner substantially identical to the Series, which would have outperformed the MSCI EAFE® Index (net) for the 1-, 5- and 9.5-year periods ended June 30, 2015 and outperformed the Series as managed by Aberdeen over the same periods (the longest common performance period of Euclid’s International Composite commenced in January 2006); and

•	the fact that there are no other tangible benefits to the Subadviser in providing investment advisory services to the Series, other than the fee to be earned under the Subadvisory Agreement. There may be certain intangible benefits gained to the extent that serving the Series could enhance the Subadviser’s reputation in the marketplace, and, therefore, would enable the Subadviser to attract additional client relationships.

In considering the profitability to the Subadviser of its relationship with the Series and the profitability to Virtus from its affiliation with the Subadviser, the Board noted that the fees under the Subadvisory Agreement were paid by VIA out of the advisory fees that it receives under the Advisory Agreement.  In considering the reasonableness of the fees payable by VIA to the Subadviser, the Board noted that, as an affiliate of VIA, such profitability to the Subadviser might be directly or indirectly shared by VIA, and therefore the Board considered the profitability of VIA and the Subadviser together.  The Board noted that the subadvisory fees would be higher than under the Previous Subadvisory Agreement; however, the Board took into account that the advisory fee paid by the Series to the Adviser would remain unchanged and determined that the profitability to the Subadviser of its relationship with the Series and the profitability to Virtus from its affiliation with the Subadviser were reasonable.

In addition, the Board noted that the management fees for the Series included breakpoints based on assets under management, and that the contractual expense limitation would also remain in place.  The Board also took into account the current size of the Series, and noted that the Series may realize certain economies of scale if the assets of the Series were to increase and that shareholders of the Series would have an opportunity to benefit from these economies of scale.  The Board did not otherwise consider the potential economies of scale in the Subadviser’s management of the Series to be a material factor in its consideration at this time.  Based on all of the foregoing reasons, the Board concluded that the proposed Subadvisory Agreement was favorable for shareholders because shareholders could benefit from management of the Series’ assets by the Euclid International Team at the Subadviser.

Required Vote

Approval of the Subadvisory Agreement with the Subadviser requires a majority vote of the outstanding voting securities of the Series. Under the 1940 Act, a majority of the Series’ outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares

13

represented at a meeting at which more than 50% of the Series’ outstanding shares are present in person or represented by proxy or (2) more than 50% of the Series outstanding voting securities.

If the Series’ shareholders do not approve this proposal and the new Subadvisory Agreement is not approved, the Board of Trustees will consider the options available to the Series that are in the best interests of shareholders.

SHARE OWNERSHIP INFORMATION

Phoenix Life Insurance Company (“PLIC”) and PHL Variable Insurance Company (“PHL Variable”) offer variable insurance and annuity products, and are control persons of the Series.

PLIC (a New York insurance company) is a wholly-owned subsidiary of The Phoenix Companies, Inc. (“PNX”). PHL Variable (a Connecticut insurance company) is a wholly-owned subsidiary of PM Holdings, Inc. PM Holdings, Inc. is a direct, wholly-owned subsidiary of PNX. PLIC and PHL Variable are located at 31 Tech Valley Drive, East Greenbush, New York.

The following table sets forth information for each class of shares of the Series as of the Record Date, with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Series’ outstanding securities, as noted.

Name and Address	Class	Shares	Percentage of Class Outstanding (%)
PHL VARIABLE INSURANCE CO PHLVIC C/O PETER HOSNER 31 TECH VALLEY DR EAST GREENBUSH NY 12061-4134	CLASS A	10,309,105.09	69.93

PHOENIX LIFE INSURANCE CO PLIC C/O PETER HOSNER 31 TECH VALLEY DR EAST GREENBUSH NY 12061-4134	CLASS A	4,220,558.78	28.63

VIRTUS PARTNERS INC ATTN DAVID G HANLEY 100 PEARL ST FL 8 HARTFORD CT 06103-4500	CLASS I	5,974.46	100.00

As of the Record Date, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Series.

PORTFOLIO TRANSACTIONS

The Trust does not allocate portfolio brokerage on the basis of the sales of shares, although brokerage firms whose customers purchase Contracts which are funded by shares of the Trust may receive brokerage commissions. The Trust does not make portfolio transactions through affiliated brokers.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereon in their discretion.

14

Under the provisions of the Trust’s charter documents and applicable law, no annual meeting of shareholders is required, and the Trust does not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals to be presented at any subsequent shareholder meeting of the Trust must be received by the Trust in care of the Trust’s Secretary at 100 Pearl Street, Hartford, CT 06103, within a reasonable period of time before the Trust solicits proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials for that meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The Trust will assist in communicating to other shareholders about such meeting.

PLEASE PROVIDE VOTING INSTRUCTIONS BY LOGGING ON AT THE INTERNET ADDRESS PROVIDED ON YOUR VOTING INSTRUCTION FORM(S) OR BY TELEPHONE BY CALLING THE TOLL-FREE NUMBER LOCATED ON YOUR VOTING INSTRUCTION FORM(S) OR BY COMPLETING THE ENCLOSED VOTING INSTRUCTION FORM(S) AND RETURNING THE CARD(S) BY OCTOBER 27, 2015 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

By order of the Board of Trustees

Name:	Jennifer S. Fromm
Title:	Vice President, Chief Legal Officer and Secretary
Virtus Variable Insurance Trust

15

VIRTUS VARIABLE INSURANCE TRUST

Virtus International Series

SUBADVISORY AGREEMENT

_________, 2015

Euclid Advisors LLC

1540 Broadway

New York, NY 10036

RE:	Subadvisory Agreement

Ladies and Gentlemen:

Virtus Variable Insurance Trust (the “Fund”) is an open-end investment company of the series type registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder.  The shares of the Fund are offered or may be offered in several series, including Virtus International Series (collectively, sometimes hereafter referred to as the “Series”).

Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1.	Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Euclid Advisors LLC (the “Subadviser”) as a discretionary series adviser to invest and reinvest the assets of the Series designated by the Adviser as set forth on Schedule F attached hereto (the “Designated Series”) on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder.

2.	Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a discretionary series adviser of the Designated Series and agrees to use its best professional judgment to make investment decisions for the Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof.

3.	Services of Subadviser. In providing management services to the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Designated Series and as set forth in the Fund’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s Registration Statement, as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Trustees of the Fund (the “Trustees”), and to instructions from the Adviser. The Subadviser shall not, without the Fund’s prior written approval, effect any transactions that would cause the Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

4.	Transaction Procedures. All series transactions for the Designated Series shall be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Fund all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

5.	Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Designated Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A.	In placing orders for the sale and purchase of securities for the Designated Series, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Designated Series, as to which the Subadviser exercises investment discretion, notwithstanding that the Designated Series may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Designated Series a lower commission on the particular transaction.

B.	The Subadviser may manage other portfolios and expects that the Fund and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Designated Series with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Designated Series and to such other accounts.

C.	The Subadviser shall not execute any transactions for the Designated Series with a broker or dealer that is (i) an “affiliated person” (as defined in the Act) of the Fund, the Subadviser, any subadviser to any other Series of the Fund, or the Adviser; (ii) a principal underwriter of the Fund’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter; in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund or the Adviser, and applicable policies and procedures.

D.	Consistent with its fiduciary obligations to the Fund in respect of the Designated Series and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Designated Series and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with applicable policies and procedures.

6.	Proxies.

A.	Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Designated Series. Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser will, in compliance with the proxy voting procedures of the Designated Series then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Adviser shall cause the Custodian to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by Rule 30b1-4 under the Act.

B.	The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held in the Series in such manner as the Subadviser deems advisable, unless the Fund or the Adviser otherwise specifically directs in writing. With the Adviser’s approval, the Subadviser shall also have the authority to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Series, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Series, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Series or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Series.

7.	Prohibited Conduct. In providing the services described in this Agreement, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Fund or any other investment company sponsored by Virtus Investment Partners, Inc. regarding transactions for the Fund in securities or other assets. The Fund shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. In addition, the Subadviser shall not, without the prior written consent of the Fund and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

8.	Information and Reports.

A.	The Subadviser shall keep the Fund and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Fund, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Trustees, the Subadviser shall provide the Adviser and the Trustees with reports regarding the Subadviser’s management of the Designated Series during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Fund’s investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Subadviser and the Adviser.

B.	Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.	The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Designated Series required for any shareholder report, amended registration statement, or Prospectus supplement to be filed by the Fund with the SEC.

9.	Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10.	Limitation of Liability. Except as otherwise stated in this Agreement, the Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to the Designated Series as defined in the Prospectus and Statement of Additional Information , or a material breach of any laws, rules, regulations or orders applicable to the Designated Series, and that such acts or omissions shall not have resulted from the Subadviser’s willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties hereunder.

11.	Confidentiality. Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Fund in respect thereof. Notwithstanding the foregoing, the Fund and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Designated Series pursuant to this Agreement, and (ii) include performance statistics regarding the Series in composite performance statistics regarding one or more groups of Subadviser's clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Series.

12.	Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13.	Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

A.	It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

B.	It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, such records as are required of an investment adviser of a registered investment company to the extent applicable, including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Fund, and shall be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either. The Fund acknowledges that Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

C.	It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the Act and shall provide the Fund and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation has occurred or the code of ethics of the Fund, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. Annually, the Subadviser shall furnish to the Fund and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Fund and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph.

D.	It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, written policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Fund could affect the Fund, by the Fund, of “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Fund and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Fund’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Fund’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.

E.	The Subadviser will immediately notify the Fund and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Designated Series.

14.	No Personal Liability. Reference is hereby made to the Declaration of Trust establishing the Fund, a copy of which has been filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name “Virtus Variable Insurance Trust” refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

15.	Entire Agreement; Amendment. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Trustees and the shareholders of the Designated Series as and to the extent required by the Act, subject to any applicable orders of exemption issued by the SEC.

16.	Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until December 31, 2016. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

17.	Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a material breach of any provision thereof by a party so notified, or otherwise upon thirty (30) days’ written notice to the other parties, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties with respect to events occurring prior to such termination. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment, as such term is defined in and interpreted under the terms of the Act and the rules promulgated thereunder. Provisions of this Agreement relating to indemnification shall survive any termination of this Agreement.

18.	Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

19.	Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.	Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To Virtus or the Fund at:

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103

Attn:  Jennifer Fromm

Telephone:  (860) 263-4790

Facsimile:  (860) 241-1005

E-mail:  jennifer.fromm@virtus.com

(b)	To Euclid Advisors LLC at:

Euclid Advisors LLC

100 Pearl Street, 8th Floor

Hartford, CT 06103

Attn:  Jennifer Fromm

Telephone:  (860) 263-4790

Facsimile:  (860) 241-1005

E-mail:  jennifer.fromm@virtus.com

21.	Certifications. The Subadviser hereby warrants and represents that it will provide the requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR and Form N-Q as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Subadviser’s duties and responsibilities under this Agreement. Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

22.	Indemnification. The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorneys’ fees and other related expenses) (collectively, “Losses”) arising from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Paragraph shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to (i) any breach by the Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Subadviser or the Trust, or the omission of such information, by the Adviser for use therein.

The Adviser shall indemnify and hold harmless the Subadviser from and against any and all Losses arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Paragraph shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to (i) any breach by the Subadviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Subadviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Subadviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust, or the omission of such information, by the Subadviser for use therein.

A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt notice to the other of any claim (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof.  The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party.  The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

No party will be liable to another party for consequential damages under any provision of this Agreement.

23.	Relationship of Parties. The Adviser, the Fund and Subadviser are not by virtue of this Agreement partners or joint venturers with each other and nothing in this Agreement shall be construed so as to make them partners or joint venturers or impose any liability as such on either of them. Subadviser shall perform its duties under this Agreement as an independent contractor and not as an agent of the Fund, the Trustees or the Adviser.

24.	Receipt of Disclosure Document. The Fund and the Adviser acknowledge receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part II of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business.

25.	Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

[signature page follows]

VIRTUS VARIABLE INSURANCE TRUST

By:
	Name:	W. Patrick Bradley
	Title:	Senior Vice President, Chief Financial Officer & Treasurer

VIRTUS INVESTMENT ADVISERS, INC.

By:
	Name:	Francis G. Waltman
	Title:	Executive Vice President

ACCEPTED:

EUCLID ADVISORS LLC

By:
	Name:	Francis G. Waltman
	Title:	Executive Vice President

SCHEDULES:	A.	Operational Procedures
B.	Record Keeping Requirements
C.	Fee Schedule
D.	Subadviser Functions
E.	Form of Sub-Certification
F.	Designated Series

SCHEDULE A

OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied by Subadviser to JPMorgan Chase Bank, N.A. (the "Custodian") and BNY Mellon Investment Servicing (US) Inc. (the “Sub-Accounting Agent”), for the Fund.

The Subadviser must furnish the Custodian and the Sub-Accounting Agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Time) on the day of the trade each day the Fund is open for business.  When necessary, trade information for executed trades can be sent to the Sub-Accounting Agent on trade date +1 by 11:00 a.m. (Subadviser will be responsible for reimbursement to the Fund for any loss caused by the Subadviser’s failure to comply.)  The necessary information can be sent via facsimile machine or electronic delivery to the Custodian and by facsimile machine or batch files to the Sub-Accounting Agent.  Information provided to the Custodian and the Sub-Accounting Agent shall include the following:

1.	Purchase or sale;
2.	Security name;
3.	CUSIP number, ISIN or Sedols (as applicable);
4.	Number of shares and sales price per share or aggregate principal amount;
5.	Executing broker;
6.	Settlement agent;
7.	Trade date;
8.	Settlement date;
9.	Aggregate commission or if a net trade;
10.	Interest purchased or sold from interest bearing security;
11.	Other fees;
12.	Net proceeds of the transaction;
13.	Exchange where trade was executed;
14.	Identified tax lot (if applicable); and
15.	Trade commission reason: best execution, soft dollar or research.

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account.  No margin accounts are to be maintained in the name of the Fund.  Delivery instructions are as specified by the Custodian.  The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Sub-Accounting Agent will provide a five day cash projection.  This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE SUBADVISER

1.	(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Designated Series for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;
B.	The terms and conditions of the order and of any modifications or cancellations thereof;
C.	The time of entry or cancellation;
D.	The price at which executed;
E.	The time of receipt of a report of execution; and
F.	The name of the person who placed the order on behalf of the Designated Series.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:
(i)	The sale of shares of the Fund by brokers or dealers.
(ii)	The supplying of services or benefits by brokers or dealers to:
(a)	The Fund,
(b)	The Adviser,
(c)	The Subadviser, and
(d)	Any person other than the foregoing.
(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.
B.	Shall show the nature of the services or benefits made available.
C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.
D.	Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.	(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Fund.

* Such information might include:  current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

5.	Records as necessary under Fund policies and procedures approved by the Fund’s Board of Trustees, including without limitation those related to valuation determinations.

SCHEDULE C

SUBADVISORY FEE

For services provided to the Designated Series, the Adviser will pay to the Subadviser a fee, payable monthly in arrears, of 50% of the net advisory fee as defined below.  The fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month.  In computing the fee to be paid to the Subadviser, the net asset value of each fund shall be valued as set forth in the then current registration statement of the Fund.

For this purpose, the “net advisory fee” means the advisory fee paid to the Adviser after accounting for any applicable fee waiver and/or expense limitation agreement, which shall not include reimbursement of the Adviser for any expenses or recapture of prior waivers.  In the event that the Adviser waives its entire fee and also assumes expenses of the Fund pursuant to an applicable expense limitation agreement, the Subadviser will similarly waive its entire fee and will share in the expense assumption by contributing 50% of the assumed amount.  However, because the Subadviser shares the fee waiver and/or expense assumption equally with the Adviser, if during the term of this Agreement the Adviser later recaptures some or all of the fees so waived or expenses so assumed by the Adviser and the Subadviser together, the Adviser shall pay to the Subadviser 50% of the amount recaptured.

SCHEDULE D

SUBADVISER FUNCTIONS

With respect to managing the investment and reinvestment of the Designated Series’ assets, the Subadviser shall provide, at its own expense:

(a)	An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

(b)	Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Fund’s code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Designated Series assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Designated Series and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Designated Series’ limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and vi) the implementation of the Designated Series’ investment program, including, without limitation, analysis of Designated Series performance;

(c)	Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Trustees;

(d)	Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

(e)	Notice to the Trustees and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(f)	Provide reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

SCHEDULE E

FORM OF SUB-CERTIFICATION

To:

Re:	Subadviser’s Form N-CSR and Form N-Q Certification for the [Name of Designated Series].

From:	[Name of Subadviser]

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR and Form N-Q.

[Name of Designated Series].

In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period]  (the “Report”) which forms part of the N-CSR or N-Q, as applicable, for the Fund.

Schedule of Investments

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

a.	Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b.	Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

c.	In addition, to the best of my knowledge, there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Designated Series.

I have read the draft of the Report which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such draft of the Report does not, with respect to the Designated Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.

I have disclosed, based on my most recent evaluation, to the Designated Series’ Chief Accounting Officer:

a.	All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Registrant’s ability to record, process, summarize and report financial data with respect to the Designated Series in a timely fashion;

b.	Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

a.	The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b.	The Subadviser has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Designated Series as adopted by the Designated Series Board of Trustees.

c.	I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

d.	The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Designated Series as outlined above.

e.	Since the submission of our most recent certification there have not been any divestments of securities of issuers that conduct or have direct investments in business operations in Sudan.

This certification relates solely to the Designated Series named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Designated Series.  The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Designated Series official accounting system.  The Subadviser is not responsible for the preparation of the Report.

_______________________________	__________________________
[Name of Subadviser]	Date
[Name of Authorized Signer]
[Title of Authorized Signer]

SCHEDULE F

DESIGNATED SERIES

Virtus International Series

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: Please detach at perforation before mailing. VOTING INSTRUCTION CARD VIRTUS INTERNATIONAL SERIES VOTING INSTRUCTION CARD VIRTUS VARIABLE INSURANCE TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2015 INSURANCE COMPANY DROP IN The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the Virtus Variable Insurance Trust (the “Trust”). The undersigned contract owner instructs the Company to vote, at the Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”), all shares of the Trust attributable to his or her contract or interest in the relevant separate account as directed below. The undersigned acknowledges receipt of the Virtus Variable Insurance Trust Notice of Special Meeting of Shareholders and Proxy Statement. If you sign below but do not mark instructions, the Company will vote all shares of the Trust attributable to your account value FOR the proposal. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1- 8 66 - 2 9 8- 8 47 6 Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return. Signature and Title, if applicable Signature (if held jointly) Date VIR_27070_090315-VI VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 100 Pearl Street Hartford CT, 06103 on October 28, 2015 VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Virtus Variable Insurance Trust Shareholders Meeting to Be Held on October 28, 2015. The Proxy Statement for this meeting is available at https://www.proxy-direct.com/vir-27070 IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD Please detach at perforation before mailing. The Board of Trustees recommends a vote “FOR” the following proposal. PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: FOR AGAINST ABSTAIN 1. To approve a Subadvisory Agreement between Virtus Investment Advisers, Inc. and Euclid Advisors LLC. 2. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD PROMPTLY

EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY VIRTUS INTERNATIONAL SERIES PROXY VIRTUS VARIABLE INSURANCE TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2015 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder of the Trust hereby appoints Jennifer S. Fromm, Ann Flood and Gina Palmieri and any and each of them, proxies of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Trust to be held at 10:00 a.m. Eastern Time on October 28, 2015 at the offices of Virtus Investment Partners, Inc. at 100 Pearl Street, Hartford, Connecticut 06103, notice of which meeting and the Proxy Statement enclosed with the same have been received by the undersigned, or at any and all adjournments or postponements thereof, with respect to all shares of the Trust for which the undersigned is entitled to vote or with respect to which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present voting with respect to the specific matters set forth on the reverse. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revoked. Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares represented hereby will be voted as indicated or FOR the Proposal if no choice is indicated. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1- 8 00 - 3 3 7- 3 50 3 Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return. Signature and Title, if applicable Signature (if held jointly) Date VIR_27070_090315 VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 100 Pearl Street Hartford CT, 06103 on October 28, 2015 VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours